Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
December 31, 2014

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratios
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 9d	Reserves for Repurchase Obligations for Loans Serviced

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Year Ended
(dollars in thousands, except per share amounts)	Dec 31, 2014	Sep 30, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Operating Results:
Total revenue(1)	$222,609	$234,550	$230,745	$902,046	$1,078,316
Net interest income	147,436	146,336	135,036	564,807	558,925
Provision for loan and lease losses	8,604	6,735	7,022	24,533	12,038
Noninterest income	75,173	88,214	95,709	337,239	519,391
Noninterest expense	152,657	157,753	197,186	638,942	848,238
Net income	38,021	43,519	18,451	148,082	136,740
Net earnings per common share, basic	0.29	0.33	0.13	1.12	1.04
Net earnings per common share, diluted	0.28	0.33	0.13	1.10	1.02
Performance Metrics:
Yield on interest-earning assets	3.97%	3.95%	4.35%	4.08%	4.39%
Cost of interest-bearing liabilities	1.04%	1.01%	1.08%	1.04%	1.19%
Net interest margin	3.00%	3.02%	3.37%	3.14%	3.34%
Return on average assets	0.73%	0.85%	0.43%	0.77%	0.75%
Return on average risk-weighted assets(2)	1.15%	1.37%	0.65%	1.19%	1.20%
Return on average equity(3)	9.0%	10.6%	4.4%	9.0%	9.1%
Efficiency ratio(4)	69%	67%	85%	71%	79%
Loans and leases held for investment as a percentage of deposits	115%	115%	100%	115%	100%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	91%	91%	86%	91%	86%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(5)	0.46%	0.50%	0.65%	0.46%	0.65%
Net charge-offs to average loans and leases held for investment	0.12%	0.09%	0.20%	0.13%	0.21%
ALLL as a percentage of loans and leases held for investment	0.34%	0.35%	0.48%	0.34%	0.48%
Government insured pool buyouts as a percentage of loans and leases held for investment	20%	20%	14%	20%	14%
Capital:
Common equity tier 1 ratio (EFC consolidated, Basel I)(6)	11.6%	12.0%	12.1%	11.6%	12.1%
Tier 1 leverage ratio (bank level)(7)	8.2%	8.5%	9.0%	8.2%	9.0%
Total risk-based capital ratio (bank level)(8)	13.4%	14.0%	14.3%	13.4%	14.3%
Tangible common equity per common share(9)	$12.51	$12.36	$11.57	$12.51	$11.57
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,177,636	$2,302,082	$1,996,033	$8,413,086	$10,849,879
Jumbo residential mortgage loans originated	1,183,702	1,187,161	808,001	4,287,189	3,390,976
Unpaid principal balance of loans sold	1,647,399	2,172,645	1,677,589	6,561,512	10,407,941
Unpaid principal balance of loans serviced for the Company and others	50,746,457	50,830,585	61,035,320	50,746,457	61,035,320
Consumer Banking loans as a percentage of loans and leases held for investment	57%	58%	54%	57%	54%
Consumer deposits	$12,554,702	$12,087,775	$11,434,670	$12,554,702	$11,434,670
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$483,967	$361,387	$441,661	$1,288,792	$1,199,556
Equipment financing receivables	357,870	392,790	259,971	1,316,669	774,729
Commercial Banking loans as a percentage of loans and leases held for investment	43%	42%	46%	43%	46%
Commercial deposits	$2,953,995	$2,385,730	$1,826,670	$2,953,995	$1,826,670
Market Price Per Share of Common Stock:
Closing	$19.06	$17.66	$18.34	$19.06	$18.34
High	19.56	20.50	18.75	20.61	18.75
Low	17.33	17.66	13.99	16.40	12.75
Period End Balance Sheet Data:
Loans and leases held for investment, net	$17,699,407	$16,522,706	$13,189,034	$17,699,407	$13,189,034
Total assets	21,617,788	20,510,342	17,640,984	21,617,788	17,640,984
Deposits	15,508,697	14,473,505	13,261,340	15,508,697	13,261,340
Total liabilities	19,870,194	18,789,319	16,019,971	19,870,194	16,019,971
Total shareholders’ equity	1,747,594	1,721,023	1,621,013	1,747,594	1,621,013
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(3)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(4)	The efficiency ratio represents noninterest expense as a percentage of total revenues. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(5)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(6)
The common equity tier 1 ratio is calculated as common tier 1 capital divided by risk-weighted assets. Common tier 1 capital is calculated as tier 1 capital less the Series A 6.75% Non-Cumulative Perpetual Preferred Stock. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital (bank level), see Table 10c.

(8)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital (bank level), see Table 10c.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Year Ended
(dollars in thousands, except per share data)	Dec 31, 2014	Sep 30, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Interest Income
Interest and fees on loans and leases	$184,880	$180,913	$162,343	$694,588	$678,962
Interest and dividends on investment securities	9,336	9,627	10,633	38,612	55,072
Other interest income	179	116	555	567	1,663
Total interest income	194,395	190,656	173,531	733,767	735,697
Interest Expense
Deposits	29,108	26,755	23,925	101,912	101,752
Other borrowings	17,851	17,565	14,570	67,048	75,020
Total interest expense	46,959	44,320	38,495	168,960	176,772
Net Interest Income	147,436	146,336	135,036	564,807	558,925
Provision for loan and lease losses	8,604	6,735	7,022	24,533	12,038
Net Interest Income after Provision for Loan and Lease Losses	138,832	139,601	128,014	540,274	546,887
Noninterest Income
Loan servicing fee income	35,529	35,900	48,691	158,463	188,759
Amortization of mortgage servicing rights	(20,064)	(19,572)	(25,342)	(79,234)	(126,803)
Recovery (impairment) of mortgage servicing rights	—	3,071	14,692	8,012	94,951
Net loan servicing income	15,465	19,399	38,041	87,241	156,907
Gain on sale of loans	34,170	47,920	32,867	163,644	242,412
Loan production revenue	5,243	5,783	5,920	20,952	35,986
Deposit fee income	3,087	3,828	3,917	14,783	19,084
Other lease income	4,376	3,910	5,293	16,997	24,681
Other	12,832	7,374	9,671	33,622	40,321
Total noninterest income	75,173	88,214	95,709	337,239	519,391
Noninterest Expense
Salaries, commissions and other employee benefits expense	86,736	90,781	101,656	370,470	441,736
Equipment expense	16,716	16,623	24,752	69,332	85,920
Occupancy expense	7,481	7,209	11,481	30,647	35,087
General and administrative expense	41,724	43,140	59,297	168,493	285,495
Total noninterest expense	152,657	157,753	197,186	638,942	848,238
Income before Income Taxes	61,348	70,062	26,537	238,571	218,040
Provision for Income Taxes	23,327	26,543	8,086	90,489	81,300
Net Income	$38,021	$43,519	$18,451	$148,082	$136,740
Net Income Allocated to Preferred Stock	2,531	2,532	2,531	10,125	10,125
Net Income Allocated to Common Shareholders	$35,490	$40,987	$15,920	$137,957	$126,615
Net Earnings per Common Share, Basic	$0.29	$0.33	$0.13	$1.12	$1.04
Net Earnings per Common Share, Diluted	$0.28	$0.33	$0.13	$1.10	$1.02
Dividends Declared per Common Share	$0.04	$0.04	$0.03	$0.14	$0.10
Dividend payout ratio(1)	13.79%	12.12%	23.08%	12.50%	9.62%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	123,278	122,950	122,595	122,940	122,245
Diluted	125,646	125,473	124,420	125,358	123,949

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Assets
Cash and due from banks	$49,436	$57,835	$65,433	$60,587	$46,175
Interest-bearing deposits in banks	317,228	306,265	104,563	439,242	801,603
Total cash and cash equivalents	366,664	364,100	169,996	499,829	847,778
Investment securities:
Available for sale, at fair value	776,311	987,345	1,029,667	1,118,646	1,115,627
Held to maturity	115,084	113,751	118,614	116,984	107,312
Other investments	196,609	194,314	186,818	122,918	128,063
Total investment securities	1,088,004	1,295,410	1,335,099	1,358,548	1,351,002
Loans held for sale	973,507	871,736	1,704,406	596,729	791,382
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	17,760,253	16,579,951	15,294,644	13,864,109	13,252,724
Allowance for loan and lease losses	(60,846)	(57,245)	(56,728)	(62,969)	(63,690)
Total loans and leases held for investment, net	17,699,407	16,522,706	15,237,916	13,801,140	13,189,034
Mortgage servicing rights (MSR), net	435,619	441,243	437,595	446,493	506,680
Deferred income taxes, net	—	3,162	54,351	42,140	51,375
Premises and equipment, net	56,457	55,500	54,844	60,654	60,733
Other assets	998,130	956,485	759,613	825,415	843,000
Total Assets	$21,617,788	$20,510,342	$19,753,820	$17,630,948	$17,640,984
Liabilities
Deposits:
Noninterest-bearing	$984,703	$1,084,400	$1,055,556	$1,054,796	$1,076,631
Interest-bearing	14,523,994	13,389,105	12,819,119	12,233,615	12,184,709
Total deposits	15,508,697	14,473,505	13,874,675	13,288,411	13,261,340
Other borrowings	4,004,000	3,977,000	3,797,000	2,377,000	2,377,000
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	253,747	235,064	298,947	214,148	277,881
Total Liabilities	19,870,194	18,789,319	18,074,372	15,983,309	16,019,971
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,237	1,230	1,229	1,227	1,226
Additional paid-in capital	851,158	840,667	837,991	834,460	832,351
Retained earnings	810,796	780,234	744,164	715,599	690,051
Accumulated other comprehensive loss	(65,597)	(51,108)	(53,936)	(53,647)	(52,615)
Total Shareholders’ Equity	1,747,594	1,721,023	1,679,448	1,647,639	1,621,013
Total Liabilities and Shareholders’ Equity	$21,617,788	$20,510,342	$19,753,820	$17,630,948	$17,640,984

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2014
Net interest income	$83,054	$65,971	$(1,589)	$—	$147,436
Provision for loan and lease losses	3,789	4,815	—	—	8,604
Net interest income after provision for loan and lease losses	79,265	61,156	(1,589)	—	138,832
Noninterest income	66,197	9,134	(158)	—	75,173
Noninterest expense	101,396	24,164	27,097	—	152,657
Income (loss) before income tax	$44,066	$46,126	$(28,844)	$—	$61,348
Total assets as of December 31, 2014	$13,825,052	$7,892,974	$215,095	$(315,333)	$21,617,788
Total deposits as of December 31, 2014	12,554,702	2,953,995	—	—	15,508,697

Three Months Ended September 30, 2014
Net interest income	$84,635	$63,302	$(1,601)	$—	$146,336
Provision for loan and lease losses	5,476	1,259	—	—	6,735
Net interest income after provision for loan and lease losses	79,159	62,043	(1,601)	—	139,601
Noninterest income	75,241	12,797	176	—	88,214
Noninterest expense	105,776	27,859	24,118	—	157,753
Income (loss) before income tax	$48,624	$46,981	$(25,543)	$—	$70,062
Total assets as of September 30, 2014	$13,292,823	$7,257,986	$120,054	$(160,521)	$20,510,342
Total deposits as of September 30, 2014	12,087,775	2,385,730	—	—	14,473,505

Three Months Ended December 31, 2013
Net interest income	$68,650	$67,964	$(1,578)	$—	$135,036
Provision for loan and lease losses	1,189	5,833	—	—	7,022
Net interest income after provision for loan and lease losses	67,461	62,131	(1,578)	—	128,014
Noninterest income	82,190	13,378	141	—	95,709
Noninterest expense	147,151	25,824	24,211	—	197,186
Income (loss) before income tax	$2,500	$49,685	$(25,648)	$—	$26,537
Total assets as of December 31, 2013	$11,321,747	$6,331,646	$236,313	$(248,722)	$17,640,984
Total deposits as of December 31, 2013	11,434,670	1,826,670	—	—	13,261,340

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended December 31, 2014			Three Months Ended September 30, 2014			Three Months Ended December 31, 2013
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$278,651	$179	0.25%	$184,449	$116	0.25%	$677,816	$555	0.32%
Investments	1,250,638	9,336	2.98%	1,322,842	9,627	2.90%	1,381,481	10,633	3.08%
Loans held for sale	1,223,558	10,834	3.54%	1,866,562	15,740	3.37%	1,095,039	10,499	3.84%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,020,278	52,173	3.47%	5,261,448	45,245	3.44%	4,693,069	39,760	3.39%
Government insured pool buyouts	3,481,562	35,212	4.05%	3,738,326	36,102	3.86%	2,015,108	26,681	5.30%
Residential mortgages	9,501,840	87,385	3.68%	8,999,774	81,347	3.62%	6,708,177	66,441	3.96%
Home equity lines	140,016	1,488	4.22%	137,993	2,074	5.96%	153,693	1,758	4.54%
Other consumer and credit card	4,957	88	6.94%	4,945	108	8.70%	5,907	290	19.48%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,383,031	47,270	5.55%	3,263,260	46,156	5.62%	3,306,760	53,884	6.47%
Mortgage warehouse finance	1,125,568	8,250	2.87%	1,191,602	8,822	2.90%	841,076	6,515	3.03%
Lender finance	733,810	6,426	3.43%	630,336	5,677	3.52%	579,934	5,254	3.55%
Commercial and commercial real estate	5,242,409	61,946	4.68%	5,085,198	60,655	4.72%	4,727,770	65,653	5.50%
Equipment financing receivables	1,877,061	23,139	4.93%	1,625,813	20,989	5.16%	1,139,458	17,702	6.21%
Total loans and leases held for investment	16,766,283	174,046	4.14%	15,853,723	165,173	4.15%	12,735,005	151,844	4.75%
Total interest-earning assets	19,519,130	$194,395	3.97%	19,227,576	$190,656	3.95%	15,889,341	$173,531	4.35%
Noninterest-earning assets	1,401,990			1,206,336			1,448,507
Total assets	$20,921,120			$20,433,912			$17,337,848
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,380,877	$5,777	0.68%	$2,821,448	$4,382	0.62%	$3,007,788	$4,648	0.61%
Market-based money market accounts	391,923	602	0.61%	403,670	621	0.61%	415,044	638	0.61%
Savings and money market accounts, excluding market-based	5,187,257	8,488	0.65%	5,077,685	8,069	0.63%	5,146,538	8,196	0.63%
Market-based time	492,848	901	0.73%	561,292	1,171	0.83%	617,852	1,160	0.74%
Time, excluding market-based	4,373,830	13,340	1.21%	4,501,948	12,512	1.10%	2,982,419	9,283	1.23%
Total deposits	13,826,735	29,108	0.84%	13,366,043	26,755	0.79%	12,169,641	23,925	0.78%
Borrowings:
Trust preferred securities	103,750	1,649	6.31%	103,750	1,661	6.35%	103,750	1,648	6.30%
FHLB advances	3,882,446	16,202	1.63%	3,808,326	15,904	1.63%	1,751,401	12,922	2.89%
Other	23,739	—	0.00%	24,000	—	0.00%	6,000	—	0.00%
Total borrowings	4,009,935	17,851	1.74%	3,936,076	17,565	1.75%	1,861,151	14,570	3.07%
Total interest-bearing liabilities	17,836,670	46,959	1.04%	17,302,119	44,320	1.01%	14,030,792	38,495	1.08%
Noninterest-bearing demand deposits	1,154,254			1,173,181			1,366,135
Other noninterest-bearing liabilities	198,364			259,794			327,873
Total liabilities	19,189,288			18,735,094			15,724,800
Total shareholders’ equity	1,731,832			1,698,818			1,613,048
Total liabilities and shareholders’ equity	$20,921,120			$20,433,912			$17,337,848
Net interest income/spread		$147,436	2.93%		$146,336	2.94%		$135,036	3.27%
Net interest margin			3.00%			3.02%			3.37%
Memo: Total deposits including noninterest-bearing	$14,980,989	$29,108	0.77%	$14,539,224	$26,755	0.73%	$13,535,776	$23,925	0.70%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Consumer Banking:
Residential mortgages:
Residential	$6,324,965	$6,006,987	$5,205,043	$5,688,053	$5,153,106
Government insured pool buyouts	3,595,105	3,395,095	3,197,348	1,911,773	1,891,637
Residential mortgages	9,920,070	9,402,082	8,402,391	7,599,826	7,044,743
Home equity lines	156,869	139,589	138,886	147,086	151,916
Other consumer and credit card	5,054	5,894	5,473	5,427	5,154
Total Consumer Banking	10,081,993	9,547,565	8,546,750	7,752,339	7,201,813
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,527,586	3,328,979	3,234,423	3,243,654	3,276,130
Mortgage warehouse finance	1,356,651	1,185,591	1,310,611	911,223	944,219
Lender finance	762,453	678,400	625,335	664,143	592,621
Commercial and commercial real estate	5,646,690	5,192,970	5,170,369	4,819,020	4,812,970
Equipment financing receivables	2,031,570	1,839,416	1,577,525	1,292,750	1,237,941
Total Commercial Banking	7,678,260	7,032,386	6,747,894	6,111,770	6,050,911
Loans and leases held for investment, net of unearned income	17,760,253	16,579,951	15,294,644	13,864,109	13,252,724
Allowance for loan and lease losses	(60,846)	(57,245)	(56,728)	(62,969)	(63,690)
Total loans and leases held for investment, net	$17,699,407	$16,522,706	$15,237,916	$13,801,140	$13,189,034
The balances presented above include:
Net purchased loan and lease discounts	$47,108	$54,510	$53,134	$79,905	$102,416
Net deferred loan and lease origination costs	$94,778	$84,832	$69,849	$64,688	$54,107

Deposits					Table 6b
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Noninterest-bearing demand	$984,703	$1,084,400	$1,055,556	$1,054,796	$1,076,631
Interest-bearing demand	3,540,027	2,941,171	2,801,811	2,961,831	3,006,401
Market-based money market accounts	374,856	397,617	411,633	413,017	413,137
Savings and money market accounts, excluding market-based	5,136,031	5,159,642	4,864,459	5,023,585	5,110,992
Market-based time	466,514	511,923	577,247	583,740	597,858
Time, excluding market-based	5,006,566	4,378,752	4,163,969	3,251,442	3,056,321
Total deposits	$15,508,697	$14,473,505	$13,874,675	$13,288,411	$13,261,340

General and Administrative Expense							Table 7
	Three Months Ended					Year Ended
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Legal and professional fees, excluding consent order expense	$9,903	$7,061	$7,475	$7,116	$9,238	$31,555	$30,782
Credit-related expenses	4,995	6,356	8,765	7,607	17,168	27,723	49,843
FDIC premium assessment and other agency fees	6,025	6,684	7,199	(443)	6,089	19,465	34,857
Advertising and marketing expense	5,899	6,175	4,932	4,431	5,984	21,437	29,201
Subservicing expense	3,716	3,673	2,482	—	—	9,871	—
Consent order expense	108	1,634	2,099	756	7,641	4,597	72,339
Other	11,078	11,557	13,879	17,331	13,177	53,845	68,473
Total general and administrative expense	$41,724	$43,140	$46,831	$36,798	$59,297	$168,493	$285,495

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$24,576	$23,067	$22,212	$47,835	$59,526
Home equity lines	2,363	2,152	1,903	3,462	3,270
Other consumer and credit card	38	31	20	33	18
Commercial Banking:
Commercial and commercial real estate	41,140	46,819	44,172	23,884	18,569
Equipment financing receivables	8,866	6,803	6,475	5,446	4,527
Total non-accrual loans and leases	76,983	78,872	74,782	80,660	85,910
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	76,983	78,872	74,782	80,660	85,910
Other real estate owned (OREO)	22,509	24,501	25,530	29,333	29,034
Total non-performing assets (NPA)	99,492	103,373	100,312	109,993	114,944
Troubled debt restructurings (TDR) less than 90 days past due	13,634	16,547	16,687	73,455	76,913
Total NPA and TDR(1)	$113,126	$119,920	$116,999	$183,448	$191,857

Total NPA and TDR	$113,126	$119,920	$116,999	$183,448	$191,857
Government insured 90 days or more past due still accruing	2,646,415	2,632,744	2,424,166	1,021,276	1,039,541
Loans accounted for under ASC 310-30:
90 days or more past due	8,448	10,519	23,159	9,915	10,083
Total regulatory NPA and TDR	$2,767,989	$2,763,183	$2,564,324	$1,214,639	$1,241,481
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.41%	0.45%	0.44%	0.56%	0.61%
NPA to total assets	0.46%	0.50%	0.51%	0.62%	0.65%
NPA and TDR to total assets	0.52%	0.58%	0.59%	1.04%	1.09%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	14.63%	15.65%	14.89%	7.72%	8.12%
NPA to total assets	12.74%	13.39%	12.90%	6.47%	6.60%
NPA and TDR to total assets	12.80%	13.47%	12.98%	6.89%	7.04%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
ALLL, beginning of period	$57,245	$56,728	$62,969	$63,690	$66,991
Charge-offs:
Consumer Banking:
Residential mortgages	1,368	2,023	1,810	3,165	4,197
Home equity lines	383	171	163	316	270
Other consumer and credit card	28	28	20	15	4
Commercial Banking:
Commercial and commercial real estate	1,626	568	4,714	5	2,608
Equipment financing receivables	2,122	1,548	938	1,189	1,209
Total charge-offs	5,527	4,338	7,645	4,690	8,288
Recoveries:
Consumer Banking:
Residential mortgages	152	127	251	566	1,398
Home equity lines	48	289	74	141	134
Other consumer and credit card	—	—	—	—	27
Commercial Banking:
Commercial and commercial real estate	2	6	—	1	306
Equipment financing receivables	322	180	196	190	197
Total recoveries	524	602	521	898	2,062
Net charge-offs	5,003	3,736	7,124	3,792	6,226
Provision for loan and lease losses	8,604	6,735	6,123	3,071	7,022
Transfers to loans held for sale	—	(2,482)	(5,240)	—	(4,097)
ALLL, end of period	$60,846	$57,245	$56,728	$62,969	$63,690
Net charge-offs to average loans and leases held for investment	0.12%	0.09%	0.19%	0.12%	0.20%

Allowance for Loan and Lease Losses Ratios					Table 9b
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
ALLL	$60,846	$57,245	$56,728	$62,969	$63,690
Loans and leases held for investment, net of unearned income	17,760,253	16,579,951	15,294,644	13,864,109	13,252,724
ALLL as a percentage of loans and leases held for investment	0.34%	0.35%	0.37%	0.45%	0.48%
Government insured pool buyouts as a percentage of loans and leases held for investment	20%	20%	21%	14%	14%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Loan origination repurchase reserves, beginning of period	$24,712	$26,373	$24,428	$20,225	$19,086
Provision for new sales/securitizations	548	627	595	429	635
Provision (release of provision) for changes in estimate of existing reserves	1,500	—	3,400	4,000	1,563
Net realized losses on repurchases	(820)	(2,288)	(2,050)	(226)	(1,059)
Loan origination repurchase reserves, end of period	$25,940	$24,712	$26,373	$24,428	$20,225

Reserves for Repurchase Obligations for Loans Serviced					Table 9d
	Three Months Ended
(dollars in thousands)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Loan servicing repurchase reserves, beginning of period	$4,075	$5,802	$10,796	$23,668	$22,733
Provision (release of provision) for change in estimate of existing reserves	(757)	(626)	(1,303)	(5,037)	3,580
Net realized losses on repurchases	(371)	(1,101)	(3,691)	(7,835)	(2,645)
Loan servicing repurchase reserves, end of period	$2,947	$4,075	$5,802	$10,796	$23,668

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Year Ended
(dollars in thousands, except per share data)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net income	$38,021	$43,519	$34,782	$31,760	$18,451	$148,082	$136,740
Transaction expense and non-recurring regulatory related expense, net of tax	2,502	2,201	1,294	465	4,807	6,462	48,477
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(205)	198	423	311	(68)	727	(95)
MSR impairment (recovery), net of tax	—	(1,904)	—	(3,063)	(9,109)	(4,967)	(58,870)
Restructuring cost, net of tax	(164)	—	—	630	16,090	466	19,332
OTTI losses on investment securities (Volcker Rule), net of tax	—	—	425	—	2,045	425	2,045
Adjusted net income	$40,154	$44,014	$36,924	$30,103	$32,216	$151,195	$147,629
Adjusted net income allocated to preferred stock	2,531	2,532	2,531	2,531	2,531	10,125	10,125
Adjusted net income allocated to common shareholders	$37,623	$41,482	$34,393	$27,572	$29,685	$141,070	$137,504
Adjusted net earnings per common share, basic	$0.31	$0.34	$0.28	$0.22	$0.24	$1.15	$1.12
Adjusted net earnings per common share, diluted	$0.30	$0.33	$0.27	$0.22	$0.24	$1.13	$1.11
Weighted average common shares outstanding:
(units in thousands)
Basic	123,278	122,950	122,840	122,684	122,595	122,940	122,245
Diluted	125,646	125,473	125,389	125,038	124,420	125,358	123,949

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Shareholders’ equity	$1,747,594	$1,721,023	$1,679,448	$1,647,639	$1,621,013
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	3,705	4,232	4,759	5,286	5,813
Tangible equity	1,697,030	1,669,932	1,627,830	1,595,494	1,568,341
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,547,030	$1,519,932	$1,477,830	$1,445,494	$1,418,341

Total assets	$21,617,788	$20,510,342	$19,753,820	$17,630,948	$17,640,984
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	3,705	4,232	4,759	5,286	5,813
Tangible assets	$21,567,224	$20,459,251	$19,702,202	$17,578,803	$17,588,312

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Shareholders’ equity		$1,789,398	$1,769,205	$1,714,454	$1,686,414	$1,662,164
Less:	Goodwill and other intangibles	(49,589)	(49,957)	(50,328)	(50,700)	(51,072)
	Disallowed servicing asset	(32,054)	(23,524)	(29,028)	(26,419)	(20,469)
	Disallowed deferred tax asset	—	—	(61,737)	(62,682)	(63,749)
Add:	Accumulated losses on securities and cash flow hedges	64,002	49,516	52,121	51,507	50,608
Tier 1 capital		1,771,757	1,745,240	1,625,482	1,598,120	1,577,482
Add:	Allowance for loan and lease losses	60,846	57,245	56,728	62,969	63,690
Total regulatory capital		$1,832,603	$1,802,485	$1,682,210	$1,661,089	$1,641,172

Adjusted total assets		$21,592,849	$20,480,723	$19,660,793	$17,539,708	$17,554,236
Risk-weighted assets		13,658,685	12,869,352	12,579,476	11,597,320	11,467,411

Regulatory Capital (EFC consolidated)						Table 10d
(dollars in thousands)		Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Shareholders’ equity		$1,747,594	$1,721,023	$1,679,448	$1,647,639	$1,621,013
Less:	Preferred stock	(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles	(49,589)	(49,957)	(50,328)	(50,700)	(51,072)
	Disallowed servicing asset	(32,054)	(23,524)	(29,028)	(26,419)	(20,469)
	Disallowed deferred tax asset	—	—	(61,737)	(62,682)	(63,749)
Add:	Accumulated losses on securities and cash flow hedges	65,597	51,108	53,936	53,647	52,615
Common tier 1 capital		$1,581,548	$1,548,650	$1,442,291	$1,411,485	$1,388,338

Risk-weighted assets		$13,665,981	$12,875,007	$12,583,537	$11,600,258	$11,469,483

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
Key Metrics:
Mortgage lending volume:
Agency	$971,774	$1,108,917	$1,124,684	$892,358	$1,188,032
Jumbo	1,183,702	1,187,161	1,108,188	808,138	808,001
Other	22,160	6,004	—	—	—
Mortgage lending volume	$2,177,636	$2,302,082	$2,232,872	$1,700,496	$1,996,033
Mortgage loans sold:
Agency	$878,209	$1,111,504	$804,015	$897,234	$1,382,970
Jumbo	385,564	691,431	447,408	54,210	30,656
GNMA	379,223	365,547	176,734	255,021	254,641
Other	4,403	4,163	103,556	3,290	9,322
Mortgage loans sold	$1,647,399	$2,172,645	$1,531,713	$1,209,755	$1,677,589
Unpaid principal balance of loans serviced for the Company and others	$50,746,457	$50,830,585	$50,790,378	$60,677,571	$61,035,320
Average contractual servicing fee	0.29%	0.29%	0.29%	0.29%	0.29%
Applications	$1,335,506	$1,279,945	$1,656,807	$1,534,751	$2,374,710
Rate locks	1,251,366	1,236,764	1,664,388	1,461,488	1,272,266
Mortgage Lending Volume by Channel:
Retail	$1,218,614	$1,259,019	$1,225,568	$781,241	$884,934
Consumer Direct	385,588	454,449	461,115	414,726	639,105
Correspondent	573,433	588,614	546,189	504,529	471,994
Purchase Activity (%):
Retail	62%	72%	80%	70%	67%
Consumer Direct	4%	12%	13%	5%	4%
Correspondent	51%	66%	60%	44%	53%
Total	49%	59%	61%	46%	43%